                               FORM OF SCHEDULE A
                         SHAREHOLDER SERVICES AGREEMENT

FUND                                                                     EFFECTIVE DATE
----                                                                     --------------
A.  Sweep Funds
---------------
Schwab Money Market Fund                                                 May 1, 1993

Schwab Government Money Fund                                             May 1, 1993

Schwab Municipal Money Fund-Sweep Shares                                 May 1, 1993

Schwab California Municipal Money Fund-Sweep Shares                      May 1, 1993

Schwab US Treasury Money Fund                                            May 1, 1993

Schwab New York Municipal Money Fund-Sweep Shares                        November 10, 1994

Schwab Government Cash Reserves Fund                                     October 20, 1997

Schwab New Jersey Municipal Money Fund                                   January 20, 1998

Schwab Pennsylvania Municipal Money Fund                                 January 20, 1998

Schwab Florida Municipal Money Fund                                      February 16, 1998


B.  Other Funds
---------------
Schwab Value Advantage Money Fund-Investor Shares                        May 1, 1993

Schwab Value Advantage Money Fund-Institutional Shares                   June 14, 2002

Schwab Institutional Advantage Money Fund                                May 1, 1993

Schwab Retirement Money Fund                                             November 26, 1993

Schwab Municipal Money Fund-Value Advantage Shares                       June 6, 1995

Schwab California Municipal Money Fund-Value Advantage Shares            June 6, 1995

Schwab New York Municipal Money Fund-Sweep Shares-Value Advantage        June 6, 1995
Shares

                                            THE CHARLES SCHWAB FAMILY OF FUNDS

                                            By:      ________________
                                            Name:    John Philip Coghlan
                                            Title:   President and Chief
                                                     Executive Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By:      _________________
                                            Name:    Jeff Lyons
                                            Title: Executive Vice President


Dated:   ________________________

                                                    SCHEDULE C
                                          SHAREHOLDER SERVICES AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

             FUND                                                                   FEE
             ----                                                                   ---
A.           Sweep Funds
             -----------
             Schwab Money Market Fund                                  An annual fee, payable
                                                                       monthly, of twenty
                                                                       one-hundredths of one
                                                                       percent (.20%) of the
                                                                       Fund's average daily net assets

             Schwab Government Money Fund                              An annual fee, payable monthly,
                                                                       of twenty one-hundredths of one
                                                                       percent (.20%) of the Fund's average
                                                                       daily net assets

             Schwab Municipal Money Fund-Sweep Shares                  An annual fee, payable monthly, of
             (formerly Schwab Tax-Exempt Money Fund)                   twenty one-hundredths of one percent
                                                                       (.20%) of the Fund's average daily net
                                                                       assets

             Schwab California Municipal Money Fund-Sweep Shares       An annual fee, payable monthly, of
             (formerly Schwab California Tax-Exempt MoneyFund)         twenty one-hundredths of one percent
                                                                       (.20%) of the Fund's average daily net
                                                                       assets

             Schwab US Treasury Money Fund                             An annual fee, payable
                                                                       monthly, of twenty
                                                                       one-hundredths of one
                                                                       percent (.20%) of the
                                                                       Fund's average daily net
                                                                       assets

             Schwab New York Municipal Money Fund-Sweep Shares         An annual fee, payable monthly, of
             (formerly Schwab New York Tax-Exempt Money Fund)          twenty one-hundredths of one percent
                                                                       (.20%) of the Fund's average daily net
                                                                       assets

             Schwab Government Cash Reserves Fund                      An annual fee, payable monthly, of twenty
                                                                       one-hundredths of one percent (.20%) of the
                                                                       Fund's average daily net assets

             Schwab New Jersey Municipal Money Fund                    An annual fee, payable monthly, of twenty
                                                                       one-hundredths of one percent (.20%) of the
                                                                       Fund's average daily net
                                                                       assets

             Schwab Pennsylvania Municipal Money Fund                  An annual fee, payable monthly, of

                                                                       twenty one-hundredths of one percent (.20%) of the
                                                                       Fund's average daily net assets

             Schwab Florida Municipal Money Fund                       An annual fee, payable
                                                                       monthly, of twenty
                                                                       one-hundredths of one
                                                                       percent (.20%) of the
                                                                       Fund's average daily net
                                                                       assets

B.           Other Funds
             -----------
             Schwab Value Advantage Money Fund-Investor Shares         An annual fee, payable monthly, of
                                                                       seventeen one-hundredths of one percent
                                                                       (.17%) of the Fund's average daily net
                                                                       assets

             Schwab Value Advantage Money Fund-Institutional Shares    An annual fee, payable monthly, of
                                                                       seventeen one-hundredths of one percent
                                                                       (.17%) of the Fund's average daily net
                                                                       assets

             Schwab Institutional Advantage Money Fund                 An annual fee, payable monthly, of
                                                                       seventeen one-hundredths of one percent
                                                                       (.17%) of the Fund's average daily net
                                                                       assets

             Schwab Retirement Money Fund                              An annual fee, payable
                                                                       monthly, of twenty
                                                                       one-hundredths of one
                                                                       percent (.20%) of the
                                                                       Fund's average daily net
                                                                       assets

             Schwab Municipal Money Fund-Value Advantage Shares        An annual fee, payable monthly, of
             (formerly Schwab Tax-Exempt Money Fund)                   seventeen one-hundredths of one percent
                                                                       (.17%) of the Fund's average daily net
                                                                       assets

             Schwab California Municipal Money Fund-Value              An annual fee, payable monthly, of
             Advantage Shares (formerly Schwab California              seventeen one-hundredths of one percent
             Tax-Exempt Money Fund)                                    (.17%) of the Fund's average daily net
                                                                       assets

             Schwab New York Municipal Money Fund-Value                An annual fee, payable monthly, of
             Advantage Shares  (formerly Schwab New York               seventeen one-hundredths of one percent
             Tax-Exempt Money Fund)                                    (.17%) of the Fund's average daily net
                                                                       assets

                                            THE CHARLES SCHWAB FAMILY OF FUNDS

                                            By:      ________________
                                            Name:    John Philip Coghlan
                                            Title:   President and Chief
                                                     Executive Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By:      _________________
                                            Name:    Jeff Lyons
                                            Title:   Executive Vice President

Dated:   ________________________